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                                                                    EXHIBIT 23.2





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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 20, 1998 appearing on page 32 of Post Properties, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP
Atlanta, Georgia
January 15, 1999